Exhibit 10.4

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is dated as of September 29, 2023, by and among Structure Therapeutics, Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof, the Purchasers, severally and not jointly, desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, Ordinary Shares and/or Non-Voting Ordinary Shares, having an aggregate purchase price of at least $100,000,000 (the “Minimum Offering Amount”), as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” means an action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“ADSs” means the Company’s American Depositary Shares, each currently representing three Ordinary Shares, which ratio may be adjusted from time to time in accordance with the Deposit Agreement.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. For the avoidance of doubt, with respect to a Purchaser that is an investment fund or other investment vehicle, such Purchaser shall be deemed not to be an Affiliate of (i) any direct or indirect portfolio company of such Purchaser or its Affiliates or (ii) any direct or indirect limited partner of any such Purchaser or its Affiliates.

“Allowable Grace Period” shall have the meaning ascribed to such term in Section 5.4(k).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any Trading Day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law or other governmental action to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the city of New York generally are open for use by customers on such day.

“BVF” shall mean Biotechnology Value Fund L.P. and its affiliated funds that are Purchasers under this Agreement.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means a Trading Day upon which all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived; provided, that the Closing Date shall be a date that is not more than two (2) Business Days following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Cumulative Proceeds” means the portion of the Subscription Amount that has been paid to the Company at the applicable time.

“Deposit Agreement” means that certain Deposit Agreement, dated as of February 2, 2023, among the Company, the Depositary, and the holders and beneficial owners from time to time of the ADSs, as amended from time to time.

“Depositary” means JPMorgan Chase Bank, N.A., as depositary under the Deposit Agreement.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Effectiveness Date” means the date the Resale Registration Statement filed pursuant to Section 5.1 has been declared effective by the Commission.

“Engagement Letters” means the Engagement Letters by and between the Company and each of the Placement Agents, dated September 26, 2023.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” means the United States Food and Drug Administration.

“Health Authority” means any jurisdiction of any United States federal, state, local or foreign regulatory body that regulates the types of matters subject to the jurisdiction of the FDA.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o). “Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance or other restriction (other than, in the case of the Shares, restrictions provided in the Transaction Documents).

“Material Adverse Effect” means any circumstance that (a) could reasonably be expected to have a material adverse effect on the legality, validity or enforceability of any Transaction Document, or on the Company’s ability to perform this Agreement or the other Transaction Documents or prevents or materially impairs the validity of the Ordinary Shares or (b) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, shareholder’s equity, results of operations, business or properties of the Company and any Subsidiary taken as a whole.

“Material Agreement” means any agreement that the Company has furnished or filed with the SEC Reports.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Non-Voting Ordinary Shares” means the non-voting ordinary shares of the Company, with a nominal or par value of US $0.0001 per share issued pursuant to this Agreement and with the rights set forth in EXHIBIT A attached hereto.

“Ordinary Shares” means ordinary shares of the Company, with a nominal or par value of US $0.0001 per share.

“Permit” shall have the meaning ascribed to such term in Section 3.1(m).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pharmaceutical Product” means each drug product subject to the jurisdiction of any Health Authority that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company.

“Placement Agents” means Jefferies LLC and Leerink Partners LLC.

“Pro Rata Interest” means the number of Shares purchased by each Purchaser, relative to the total number of Shares being sold hereunder.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or, to the Company’s knowledge, threatened in writing.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registered Agent” means Travers Thorp Alberga or any successor Cayman Islands Registered Agent of the Company.

“Registrable Securities” means the Ordinary Shares, which may be represented by ADSs, issued or issuable pursuant to this Agreement, or the Ordinary Shares issuable upon conversion of the Non-Voting Ordinary Shares issued or issuable pursuant to this Agreement.

“Reporting Period” shall have the meaning ascribed to such term in Section 4.2.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(d).

“Resale Registration Statement” shall have the meaning ascribed to such term in Section 5.1.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule 144 may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule 144.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule 415 may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule 415.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed or furnished by the Company under the Securities Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), including the exhibits and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares or Non-Voting Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares or Non-Voting Ordinary Shares.

“Share Purchase Price” shall equal US $12.49 per Share.

“Shares” means the Ordinary Shares and Non-Voting Ordinary Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Ordinary Shares or ADSs).

“Staff” shall have the meaning ascribed to such term in Section 4.1(c).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as specified opposite such Purchaser’s name on Schedule 1 attached hereto under the heading “Aggregate Purchase Price of Shares,” in United States dollars and in immediately available funds.

“Subsidiary” means any individual or entity the Company wholly owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or share capital or similar voting interest, in each case that that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Trading Day” means a day on which the ADSs are traded on Nasdaq or, if not traded on Nasdaq, a day on which the principal Trading Market on which the ADS are traded is open for trading.

“Trading Market” means any of the following markets or exchanges on which the ADSs are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.

PURCHASE AND SALE

2.1Closing. At the Closing, upon the terms and subject to the conditions set forth herein, the Company hereby agrees to issue and sell, and each Purchaser agrees to purchase from the Company, severally and not jointly, that number of Ordinary Shares and/or Non-Voting Ordinary Shares set forth opposite such Purchaser’s name under the heading “Total Number of Shares”, comprised of the number under the heading “Number of Ordinary Shares to Be Purchased” plus the number under the heading “Number of Non-Voting Ordinary Shares to be Purchased”, at an aggregate purchase price equal to the sum of the Share Purchase Price for the Shares, all as set forth on Schedule 1 attached hereto. At the Closing, following receipt of the evidence of the Shares in form acceptable to such Purchaser being issued as set forth in Section 2.2(a)(ii), each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to the purchase price to be paid by such Purchaser for the Shares to be acquired by it as set forth opposite such Purchaser’s name under the heading “Aggregate Purchase Price of Shares” on Schedule 1 hereto in accordance with the Company’s written wire instructions delivered to such Purchaser at least one (1) Business Day prior to the Closing Date, and the Company shall deliver to each Purchaser its respective Shares in the amounts set forth opposite such Purchaser’s name on Schedule 1 hereto, deliverable at the Closing on the Closing Date in accordance with Section 2.2. The Closing shall occur remotely via the exchange of documents on the Closing Date or such other time and location as the parties shall mutually agree. In the event that a Purchaser has wired its purchase price prior to the Closing, and the Closing Date has not occurred within five (5) Business Days after the expected Closing Date, the Company shall promptly (but not later than one (1) Business Day thereafter) return the Purchaser’s Subscription Amount to each respective Purchaser by wire transfer of United States dollars in immediately available funds to the account specified by each Purchaser.

2.2Deliveries.

(a)At or prior to the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)this Agreement duly executed by the Company;

(ii)for each Purchaser of Shares pursuant to Section 2.1, the Company shall instruct its registered agent to issue the relevant number of Shares to each Purchaser (or its nominee in accordance with its delivery instructions) and reflect such issuance on the register of members of the Company (the “ROM”), and deliver to such Purchaser an extract of the ROM (with a certified extract to be delivered promptly following the Closing), evidencing the Shares being issued and sold to such Purchaser (or its nominee in accordance with its delivery instructions). The Shares shall be endorsed with the legend set forth in Section 4.1(b);

(iii)a compliance certificate, dated as of the Closing Date, signed by the Chief Executive Officer of the Company, certifying to the effect that all of the conditions set forth in Section 2.3(b) have been met, in form and substance satisfactory to the Purchasers; and

(iv)an officer’s certificate, dated as of the Closing Date, in form and substance satisfactory to the Purchasers, (A) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the issuance of the Shares, (B) certifying as to the current version of the Company’s Memorandum of Association, and (C) attaching a certificate evidencing the good standing of the Company in the Cayman Islands, as of a date within five (5) Business Days of Closing.

(b)At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)this Agreement duly executed by such Purchaser; and

(ii)such Purchaser’s Subscription Amount.

2.3Closing Conditions.

(a)The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met (or being waived in the sole discretion of the Company):

(i)the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)all obligations, covenants and agreements of each Purchaser required to be performed or complied with by it at or prior to the Closing Date shall have been performed or complied with in all material respects; and

(iii)the delivery by each Purchaser of such Purchaser’s Subscription Amount, subject to and in accordance with Section 2.1.

(b)The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met (or being waived in the sole discretion of a Purchaser as to itself only and not as to any other Purchaser):

(i)the accuracy in all respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)all obligations, covenants and agreements of the Company required to be performed or complied with by it at or prior to the Closing Date shall have been performed or complied with in all material respects;

(iii)the delivery by the Company of the items set forth in Section 2.2 of this Agreement;

(iv)there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)at the Closing, the Company shall have received at least the Minimum Offering Amount; and

(vi)from the date hereof to the Closing Date, trading in the ADSs shall not have been suspended by the Commission or the Nasdaq Global Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser and the Placement Agents:

(a)Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company is classified as a Subchapter C corporation for U.S. federal tax purposes.

(b)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)No Conflicts. The execution, delivery and performance of this Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Shares pursuant to this Agreement and the consummation of the transactions contemplated hereby, will not (i)

violate any provision of the organizational documents of the Company; (ii) violate any laws or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, of any jurisdiction to which the Company or any of its Subsidiaries or any of its properties is subject in respect of the transactions contemplated under this Agreement or which may otherwise be applicable to the Company in connection with the performance of this Agreement; or (iii) conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any Material Agreement; except in the case of each of clauses (ii) and (iii) such as could not have, or reasonably be expected to, have a Material Adverse Effect.

(d)Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) any applicable notice to each applicable Trading Market for the listing of the ADSs for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(e)Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Ordinary Shares issuable upon the conversion of the Non-Voting Ordinary Shares have been duly authorized and, when issued in accordance with the Company’s amended and restated memorandum and articles of association will be validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions imposed by applicable securities laws, and shall not be subject to any preemptive or similar rights that has not been waived or complied with. Assuming the accuracy of the representations and warranties of the Purchasers in Section 3.2, the Shares will be issued in compliance with all applicable federal and state securities laws. The Company has reserved from its registered authorized share capital sufficient amounts to issue the number of Ordinary Shares issuable pursuant to this Agreement and the Ordinary Shares issuable upon conversion of the Non-Voting Ordinary Shares issuable pursuant to this Agreement.

(f)Capitalization. The authorized, issued and outstanding share capital of the Company as of June 30, 2023 is as set forth in the SEC Reports. The outstanding share capital of the Company as of September 27, 2023 is as follows: 125,394,940 Ordinary Shares issued and outstanding, and 7,410,518 Non-Voting Ordinary Shares issued and outstanding. As of September 27, 2023, the Company has options exercisable (including early exercisable) for 4,715,079 Ordinary Shares. Except as set forth in this Section 3.1(e) and the SEC Reports, there are no options, warrants, convertible debt, other convertible instruments or other rights, agreements, arrangements or commitments of any character issued by the Company relating to the issued or unissued share capital of the Company or obligating the Company to issue or sell any share capital or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding. All of the issued and outstanding Shares have been issued in compliance with all applicable securities laws, without violation of any preemptive rights, rights of first refusal or other similar rights.

The issuance and sale of the Shares will not obligate the Company to issue Ordinary Shares, Non-Voting Ordinary Shares, ADSs or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the

Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. Except as set forth in the SEC Reports, the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Shares. Except as set forth in this Section 3.1(f) and the SEC Reports, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(g)SEC Reports; Financial Statements. The Company has filed or furnished, as applicable, all SEC Reports required to be filed or furnished by it with the Commission and Nasdaq for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) pursuant to the applicable securities laws and Nasdaq rules. As of their respective filing or furnishing dates, or to the extent corrected by a subsequent restatement or amendment, the SEC Reports complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Securities Act, the Exchange Act or Nasdaq’s rules, as the case may be, and the rules and regulations promulgated thereunder, as applicable, to the respective SEC Reports, and, none of the SEC Reports, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company’s issued and outstanding ADSs are listed on Nasdaq, and except as disclosed in SEC Reports, the Company has not received any notification that the Commission or Nasdaq is contemplating suspending or terminating such listing (or the applicable registration under the Exchange Act related thereto).

The financial statements (including any related notes) contained in the SEC Reports: (A) were prepared in accordance with the United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements) and (B) fairly present in all material respects the consolidated financial position of the Company and the subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the subsidiaries for the periods covered thereby, in each case except as disclosed therein or in the SEC Reports and as permitted under the Exchange Act.

(h)Undisclosed Events, Liabilities or Developments. Except for the issuance of the Shares contemplated by this Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(i)Litigation. There is no Action by or against the Company or its Subsidiaries pending (of which the Company or its Subsidiaries has received notice or otherwise has knowledge) before any governmental authority, or, to the Company’s or any of its subsidiaries’ knowledge, threatened to be brought by or before any governmental authority, that would have a Material Adverse Effect. There is no unsatisfied judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against or any open injunction binding upon the Company or its Subsidiaries that could have or reasonably be expected to have a Material Adverse Effect.

(j)Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all applicable United States federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to have a Material Adverse Effect.

(l)Environmental Laws. The Company and the Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m)Regulatory Permits. All material franchises, permits, licenses, consents and other permissions, authorizations, orders, filings, registrations, notifications, certificates, clearances, qualifications and approvals (“Permits”), for carrying on the business of the Company described in the SEC Reports, including all Permits required therefor by any applicable Health Authority, have been obtained and are in full force and effect, except as would not have a Material Adverse Effect. The Company has not been notified in writing that any such Permits will be revoked or is incapable of renewal, except for any approvals required from the applicable Health Authorities for the clinical development or marketing of any of the Company’s product candidates that has not yet been initiated or where the failure to obtain any such Permit could not have or reasonably be expected to have a Material Adverse Effect.

(n)Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)Intellectual Property. The Company owns, possesses, licenses or has other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights described in the SEC Reports (collectively, the “Intellectual Property Rights”), free and clear of all material Liens. To the knowledge of the Company, the patents, trademarks and copyrights held or licensed by the Company included within the Intellectual Property Rights are valid, enforceable and subsisting. To the Company’s knowledge, there is no infringement by third parties of any of the Intellectual Property Rights. No action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any of the Intellectual Property Rights. None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except in each case or in the aggregate as could not have or reasonably be expected to have a Material Adverse Effect. No action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any of the Intellectual Property Rights. No action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the Company’s rights in or to any Intellectual Property Rights. To the knowledge of the Company, the development, manufacture, sale, and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the SEC Reports, in the current or proposed conduct of the business of the Company, do not currently, and will not upon commercialization, to the knowledge of the Company, infringe any right or valid patent claim of any third party. To the knowledge of the Company, no third party has any ownership right in or to any Intellectual Property Rights in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Intellectual Property Rights, except as set forth in the SEC Reports. To the knowledge of the Company, no employee, consultant or independent contractor of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer or independent contractor where the basis of such violation relates to such employee’s employment or independent contractor’s engagement with the Company or actions undertaken while employed or engaged with the Company. The Company has taken reasonable measures to protect its confidential information and trade secrets and to maintain and safeguard the Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. All patents and patent applications owned by or licensed to the Company or under which the Company has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, there are no material defects in any of the patents or patent applications disclosed in the SEC Reports as being owned by the Company and its Subsidiaries; to the knowledge of the Company, the parties prosecuting such applications have complied with their duty of candor and disclosure to the United States Patent and Trademark Office (“USPTO”) in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or could form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications.

(p)Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of the Company’s size and in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $40,000,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, there is no contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer or director by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members that are required to be disclosed and have not been disclosed in the SEC Reports.

(r)Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, as of the Closing Date. The Company has established and maintains a system of internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting, including policies and procedures that (A) mandate the maintenance of records that in reasonable detail accurately and fairly reflect the material transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of management and the Board of Directors and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. Except as set forth in the SEC Reports, there are no material weaknesses in the Company’s internal controls. Since the date of the latest audited financial statements included or incorporated by reference in the SEC Reports, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act. Such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective in all material respects.

(s)Certain Fees. No brokerage, finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement except with respect to the Placement Agents, whose commissions and fees will be paid by the Company. The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated by this Agreement.

(t)Investment Company. The Company is not and, following the Closing, will not be required to register as an investment company under the Investment Company Act of 1940, as amended.

(u)Registration Rights. Other than as described in the SEC Reports or as have been complied with as of the date hereof, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(v)Listing and Maintenance Requirements. The Ordinary Shares and ADSs are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares or ADSs under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as described in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the ADSs are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(w)Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its country of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(x)No Integrated Offering. None of the Company, any of its Affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of the Ordinary Shares or ADSs under the Securities Act or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(y)Foreign Corrupt Practices. Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the FCPA, the U.K. Bribery Act 2010, as amended, or any similar law or legislation; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(z)Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length Purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any such Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives, and has only relied on the representations of the Purchasers set forth herein.

(aa)Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(e) and 4.12 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Ordinary Shares, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Shares are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(bb)Regulation M Compliance. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(cc)Compliance with Applicable Law. Each Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by or on behalf of the Company in compliance in all material respects with all applicable requirements under any applicable laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports. Except as disclosed in the SEC Reports, there is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any written notice, warning letter or other communication from any Health Authority, which (i) imposes a hold on or requires or threatens the termination, suspension or modification of any pre-clinical or clinical investigation or study (including animal studies) being conducted on any Pharmaceutical Product by or on behalf of the Company or in which the Company has participated, (ii) enjoins production at any facility of or utilized by the Company, (iii) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (iv) otherwise alleges any material violation of any laws, rules or regulations by the Company. The currently pending clinical trials, studies and other preclinical tests of the Pharmaceutical Products conducted by or on behalf of the Company are being conducted in all material respects in compliance with all applicable requirements of the Health Authority, including, but not limited to, the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder, and in accordance with experimental protocols, procedures and with controls generally used by qualified experts in the preclinical or clinical study of new drugs. Except as disclosed in the SEC Reports, the Company has not been informed in writing by any Health Authority that such Health Authority will prohibit the marketing, sale, license or use in any jurisdiction in which the Company operates of any Pharmaceutical Product proposed to such Health Authority to be developed, produced or marketed by the Company nor, to the Company’s knowledge, has any Health Authority expressed in any meeting with the Company or written communication to the Company any concern as to approving or clearing for marketing any Pharmaceutical Product being developed or proposed to be developed by the Company. To the Company’s knowledge, there are no serious adverse events that have resulted from any of such studies, tests or trials that were not disclosed as required to any Health Authority.

(dd)Cybersecurity. (i)(x) To the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to such IT Systems and Data; (ii) except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all legally binding judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, written internal policies and contractual obligations governing the (x) privacy and security of IT Systems and Data and (y) the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification,; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards designed to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented commercially reasonable backup and disaster recovery technology.

(ee)Compliance with Data Privacy Laws. To the Company’s knowledge, the Company and its Subsidiaries are in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation, to the extent applicable, HIPAA, CCPA, and the European Union General Data Protection Regulation (EU 2016/679) (collectively, the “Privacy Laws”). The Company has in place, materially complies with, and takes steps designed to ensure compliance in all material respects with their policies and procedures governing data privacy and security and the Company’s collection, storage, use, processing, disclosure, handling, and analysis of personally identifiable, sensitive, confidential or regulated data (the “Policies”). The Company has made all disclosures to users or customers required by Privacy Laws, and none of such disclosures made or contained in any externally-facing privacy policy have been inaccurate or in violation of any Privacy Laws in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential material violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ff)Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or any agent or other Person acting on behalf of the Company or any Subsidiary is (i) currently subject to any sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) or the U.S. Department of State (including the designation as a “specially designated national” or “blocked person”), the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized, or resident in a country or territory that is the subject or target of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, and the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine) (each a “Sanctioned Jurisdiction”). The Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (1) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions in violation of Sanctions or (2) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as purchaser, advisor, investor or otherwise) of Sanctions; neither the Company nor any of its Subsidiaries is knowingly engaged in, or has, at any time in the past five years, knowingly engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction, in violation of Sanctions. The Company and its Subsidiaries have instituted, and maintain, policies and procedures reasonably designed to promote and achieve continued compliance with Sanctions.

(gg)Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(hh)Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Ordinary Shares by the Company to the Purchasers as contemplated hereby nor under any of the other Transaction Documents. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

(ii)No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of Shares contemplated hereby.

(jj)No Additional Agreements. In connection with the transactions contemplated by this Agreement, the Company has not entered into any other securities purchase agreements, side letter agreement or other similar agreement or understanding (written or oral) with any Purchaser or any other investor or potential investor in connection with such Purchaser’s, investor’s or potential investor’s direct or indirect investment in the Company.

(kk)Purchaser Representations. The Company acknowledges and agrees that the representations contained in Section 3.2, shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(ll)No Shell Company. The Company is not and has never been a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

3.2Representations and Warranties of the Purchasers. Each of the Purchasers hereby represents and warrants, separately and not jointly, as of the date hereof to the Company and the Placement Agents as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered or caused to be delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)Understandings or Arrangements. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Shares as principal for his, her or its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c)Purchaser Status. At the time such Purchaser was offered the Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, (i) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement and (ii) in the case of a Purchaser that is affiliated with other funds or investment vehicles or whose investment advisor or sub-advisor that routinely acts on behalf of or pursuant to an understanding with such Purchaser is also an investment advisor or sub-advisor to other funds or investment vehicles, the representation set forth above shall only apply with respect to the personnel of such other funds or investment vehicles or such investment advisor or sub-advisor who had knowledge of the transaction contemplated hereby and not with respect to any personnel who have been effectively walled off by appropriate information barriers. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(f)Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g)General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1Removal of Legends.

(a)The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred security under the Securities Act.

(b)The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares in the following form:

THE SHARES REPRESENTED HEREBY [AND THE ORDINARY SHARES ISSUABLE UPON CONVERSION OF THESE NONVOTING ORDINARY SHARES] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.

(c)Neither the certificates, if one has been issued, nor the extract of the ROM evidencing the Registrable Securities shall contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Registrable Securities pursuant to Rule 144, (iii) if such Registrable Securities are eligible for sale under Rule 144 without volume, manner of sale or publicly available information requirements, or, (iv) if any Purchaser holds more than 9.99% of the issued and outstanding Ordinary Shares of the Company, such Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission (the “Staff”)). The Company, at its expense, shall cause its counsel to issue a legal opinion to the Registered Agent or the Purchaser promptly if required by the Registered Agent, to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively. The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), the Company will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the written request by a Purchaser to the Company or the Registered Agent (and if applicable, delivery by a Purchaser to the Company or the Depositary of a certificate representing applicable Registrable Securities) (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate or extract of the ROM representing evidence of such Registrable Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Registered Agent that enlarge the restrictions on transfer set forth in this Section 4.1. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the ADSs as in effect on the date of delivery of a certificate representing Registrable Securities issued with a restrictive legend.

4.2Furnishing of Information. At any time after the date hereof until the earlier of (i) such time that all of the Registrable Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 and (ii) such time as all of the Registrable Securities have been disposed of pursuant to and in accordance with the Resale Registration Statement (collectively, the “Reporting Period”), the Company shall (x) make and keep public information available, as those terms are understood and defined in Rule 144, (y) file with the Commission in a timely manner, all reports and other documents required of the Company under the Exchange Act and (z) furnish to each Purchaser, so long as such Purchaser owns Registrable Securities, promptly upon request during the Reporting Period (a) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and Exchange Act, (b) a copy of the most recent annual or quarterly report, as applicable, of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested to permit the Purchasers to sell such Registrable Securities pursuant to Rule 144 without registration.

4.3Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4Securities Laws Disclosure; Publicity. The Company shall by the Disclosure Time, (a) issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission. From and after the issuance of such press release and Current Report on Form 8-K, the Company represents to the Purchasers that it shall have publicly disclosed all material non-public information (“MNPI”) delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, in connection with the transactions contemplated by the Transaction Documents. Upon the issuance of the press release and Current Report on Form 8-K, the Company acknowledges and agrees that the Purchasers shall have no obligations under this Agreement or any confidentiality agreements with the Company to refrain from trading in securities of the Company. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and BVF shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and none of the Company nor BVF shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of BVF, or without the prior consent of BVF, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or its Affiliates or advisors, without the consent of such Purchaser (i) in any press release or marketing materials or (ii) in any other public announcement or in any filing with the Commission or any Health Authority or Trading Market, except with respect to this clause (ii) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission or to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide such Purchaser with prior notice of such disclosure permitted under this clause (ii) and reasonably cooperate with such Purchaser regarding such disclosure.

4.5Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that BVF or any other Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that BVF or any other Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company or BVF or the other Purchasers.

4.6Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or their agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, MNPI, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any MNPI to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, not to trade on the basis of, such MNPI, provided that such Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, MNPI regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital purposes and shall not use such proceeds: (a) for the redemption of any Ordinary Shares, Non-Voting Ordinary Shares, ADSs or Share Equivalents or (b) in violation of FCPA or OFAC regulations.

4.8Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of, arising out of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct); or (c) in connection with any registration statement of the Company providing for the resale by the Purchasers of the Registrable Securities, (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus, any offering circular, any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or other document, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party; provided however, that the failure of any Purchaser Party to give notice as provided herein shall not relieve the Company of its obligations under this Agreement, unless such failure is materially prejudicial to the Company in defending such claim or litigation. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (2) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The Company shall not, in its defense of any such claim or litigation, except with the consent of each Purchaser Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Purchaser Party of a release from all liability in respect to such claim or litigation. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law. The obligations of the Company under this Section 4.8 shall survive until the later of the Closing, the delivery of the Shares, and the completion of any offering of Registrable Securities in the Resale Registration Statement.

4.9Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Shares in the form of treasury shares, authorized share capital and conditional share capital for the purpose of enabling the Company to issue Shares pursuant to this Agreement and to issue Ordinary Shares upon the conversion of Non-Voting Ordinary Shares issued pursuant to this Agreement.

4.10Listing of ADSs/Ordinary Shares. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the ADSs (representing Ordinary Shares) on the Trading Market on which it is currently listed. The Company further agrees, if the Company applies to have the ADSs (representing Ordinary Shares) traded on any other Trading Market, it will then include in such application all of the Registrable Securities, and will take such other action as is necessary to cause all of the Registrable Securities to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its ADSs (representing Ordinary Shares) on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the ADSs (representing Ordinary Shares) for electronic transfer through the Depositary or another established clearing corporation, including, without limitation, by timely payment of fees, subject to Section 6.2, to the Depositary or such other established clearing corporation in connection with such electronic transfer.

4.11Exchange of Ordinary Shares for ADSs. The Company shall use commercially reasonable efforts to ensure that the Registrable Securities held in the form of Ordinary Shares held by the Purchasers are able to be deposited from time to time with the Depositary, and to cause the Depositary to issue an equivalent number of ADSs (at the then applicable exchange ratio, currently 3 to 1) to the Purchasers in exchange therefor upon deposit of such Ordinary Shares. The Company shall use commercially reasonable efforts to ensure that Ordinary Shares that will convert into ADSs will become eligible for electronic transfer through the Depositary or another established clearing corporation and the Company is current in payment of the fees, subject to Section 6.2, to the Depositary (or such other established clearing corporation) in connection with such electronic transfer.

4.12Certain Transactions and Confidentiality. Each Purchaser covenants that it will not execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release and Current Report on Form 8-K as described in Section 4.4. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release and Current Report on Form 8-K as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release and Current Report on Form 8-K as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release and Current Report on Form 8-K as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

4.13Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.14Acknowledgements Regarding Placement Agents.

(a)Each Purchaser acknowledges that each of the Placement Agents is acting as a placement agent on a “best efforts” basis for the Shares being offered hereby and will be compensated by the Company for acting in such capacity. Each Purchaser represents that such Purchaser was contacted regarding the sale of the Shares by a Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser entered into a verbal or written confidentiality agreement.

(b)Each Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of either of the Placement Agents in connection with the transactions contemplated hereby. Each Purchaser acknowledges that neither of the Placement Agents has made, and will not make, any representations and warranties with respect to the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by either of the Placement Agents, orally or in writing, to the contrary.

ARTICLE V.

REGISTRATION RIGHTS OF PURCHASERS

5.1Mandatory Registration. As soon as practicable (and in any event not more than forty five (45) days after the Closing Date (the “Filing Deadline”)), the Company shall file a resale registration statement on Form S-1 providing for the resale by the Purchasers of the Registrable Securities (the “Resale Registration Statement”). The Company shall use its reasonable best efforts to cause such Resale Registration Statement to become effective as soon as practicable, but in no event later than the date (the “Effectiveness Deadline”), which shall be either: (i) in the event that the Commission does not review the Resale Registration Statement, no later than five (5) Business Days following the date on which the Commission indicates that it is not conducting a review of the Resale Registration Statement, or (ii) in the event that the Commission reviews the Resale Registration Statement, one hundred and twenty (120) days after the Closing Date (but in any event, no later than three (3) Business Days following the date on which the Commission indicates that it has no further comments on the Resale Registration Statement). Subject to any comments from the Staff, such Resale Registration Statement shall include the plan of distribution attached hereto as EXHIBIT B; provided, however, that no Purchaser shall be named as an “underwriter” in the Resale Registration Statement without such Purchaser’s prior written consent. Such Resale Registration Statement shall not include any Ordinary Shares or other securities for the account of any other holder other than the Purchasers without the prior written consent of the Requisite Holders (as defined below). The Company shall keep such Resale Registration Statement effective at all times any Purchaser owns any Shares or until the Shares may be sold pursuant to Rule 144 without volume limitations.

5.2Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Securities in the Resale Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or requires any Purchaser to be named as an “underwriter,” the Company shall use its reasonable best efforts to persuade the Commission that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 5.2, the Staff refuses to alter its position, the Company shall (i) remove from the Resale Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Resale Registration Statement without the prior written consent of such Purchaser. Any cutback imposed on the Purchasers pursuant to this Section 5.2 shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Purchasers otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 5 (including the liquidated damages provisions in Section 5.3) shall again be applicable to such Cut Back Shares; provided, however, that (x) the Filing Deadline for the Resale Registration Statement including such Cut Back Shares shall be twenty (20) Business Days after such Restriction Termination Date, and (y) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 90th day immediately after the Restriction Termination Date or the 120th day if the Staff reviews such Resale Registration Statement (but in any event no later than three (3) Business Days from the Staff indicating it has no further comments on such Resale Registration Statement).

5.3Effect of Failure to File and Obtain and Maintain Effectiveness of Resale Registration Statement. Subject to Section 5.2, if either: (a) the Resale Registration Statement is (i) not filed with the

Commission on or before the Filing Deadline (a “Filing Failure”), or (ii) not declared effective by the Commission on or before the Effectiveness Deadline (an “Effectiveness Failure”), or (b) (i) after the Filing Deadline, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1), as a result of which the Purchasers who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 or (ii) on any day during the Reporting Period and after the Effectiveness Date, sales of all of the Registrable Securities required to be included on such Resale Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Resale Registration Statement (including, without limitation, because of a failure to keep such Resale Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Resale Registration Statement or to register a sufficient number of Ordinary Shares as required by this Agreement) (such event in clause (b)(i) or (b)(ii), a “Maintenance Failure”), then, in satisfaction of the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying Ordinary Shares, the Company shall pay to each holder of Registrable Securities relating to such Resale Registration Statement an amount in cash equal to 0.5% of such holder’s Pro Rata Interest in the Cumulative Proceeds on each of the following dates: (x) the day of a Filing Failure and on every thirtieth (30th) day (prorated for periods totaling less than 30 days) thereafter until such Filing Failure is cured; (y) the day of an Effectiveness Failure and on every thirtieth (30th) day (prorated for periods totaling less than 30 days) thereafter until such Effectiveness Failure is cured; and (z) the initial day of a Maintenance Failure and on every thirtieth (30th) day (prorated for periods totaling less than 30 days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 5.3 are referred to herein as “Registration Delay Payments”; provided that no Registration Delay Payments shall be required following the termination of the Reporting Period, and provided further that in no event shall the aggregate Registration Delay Payments accruing under this Section 5.3 exceed 4% of a holder’s Pro Rata Interest in the Cumulative Proceeds (i.e., corresponding to a total delay of five months). The first such Registration Delay Payment shall be paid within three (3) Business Days after the event or failure giving rise to such Registration Delay Payment occurred and all other Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured.

5.4Related Obligations. In the case of each registration of Registrable Securities effected by the Company pursuant to Section 5.1, the Company shall keep the Purchasers advised as to the initiation of each such registration and as to the status thereof. At such time as the Company is obligated to file the Resale Registration Statement with the Commission pursuant to Section 5.1 hereof, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)The Company shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Resale Registration Statement will be made by the Staff or that the Staff has no further comments on the Resale Registration Statement, as the case may be, a request for acceleration of effectiveness of such Resale Registration Statement to a time and date not later than two (2) Business Days after the submission of such request, subject to the approval of the Staff (or such earlier dates as may be required to comply with the terms of Section 5.1 hereof). The Company shall keep each Resale Registration Statement effective pursuant to Rule 415 at all times with respect to each Purchaser’s Registrable Securities until the expiration of the Reporting Period. The Company shall ensure that each Resale Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Resale Registration Statement and the prospectus used in connection with such Resale Registration Statement, as may be necessary to keep such Resale Registration Statement effective at all times required pursuant to Section 5.1, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Resale Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Resale Registration Statement.

(c)Upon request of a Purchaser, the Company shall furnish to such Purchaser without charge, (i) promptly after the Resale Registration Statement is prepared and filed with the Commission, at least one (1) copy of such Resale Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and if requested by such Purchaser, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of the Resale Registration Statement, one (1) copy of the prospectus included in such Resale Registration Statement and all amendments and supplements thereto (or such other number of copies as such Purchaser may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(d)The Company shall notify each Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Resale Registration Statement to correct such untrue statement or omission, and upon request deliver one (1) copy of such supplement or amendment to each Purchaser (or such other number of copies as such Purchaser may reasonably request). The Company shall also promptly notify each Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, (ii) when the Resale Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to such Purchaser by email on the same day of such effectiveness), (iii) of any request by the Commission for amendments or supplements to the Resale Registration Statement or related prospectus or related information, and (iv) of the Company’s reasonable determination that a post-effective amendment to the Resale Registration Statement would be appropriate, provided no such notices shall contain any MNPI.

(e)The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Resale Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Purchaser of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(f)The Company shall hold in confidence and not make any disclosure of information concerning the Purchasers provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Resale Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Purchaser and allow such Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order preventing disclosure of, such information.

(g)The Company shall cooperate with the Purchasers and, to the extent applicable, facilitate the timely preparation and delivery of certificates or evidence of book entries (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Resale Registration Statement and enable such certificates or book entries to be in such denominations or amounts, as the case may be, as such Purchaser(s) may reasonably request and registered in such names as such Purchaser(s) may request.

(h)If requested by a Purchaser, the Company shall, as soon as practicable, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to the Resale Registration Statement if reasonably requested by the Purchaser.

(i)The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by the Resale Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(j)The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(k)Notwithstanding anything to the contrary herein, at any time after the Effectiveness Date, the Company may, upon notice to the holders of Registrable Securities, suspend the use of a Resale Registration Statement if the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event, the Board of Directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for preserving as confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (a “Grace Period”); provided, that (i) the Company shall promptly notify the Purchasers in writing of the suspension (provided that in each notice the Company will not disclose any MNPI) and the date on which the Grace Period will begin, (ii) the Company shall notify the Purchasers in writing of the date on which the Grace Period ends, and (iii) the Grace Periods shall not exceed an aggregate of 30 Trading Days during any 365-day period and the first day of any Grace Period must be at least fifteen (15) days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) (unless such other date is specified in such notice) and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 5.4(c) shall not be applicable during the period of any Allowable Grace Period. Upon expiration of a Grace Period, the Company shall again be bound by the first sentence of Section 5.4(d) with respect to the information giving rise thereto unless such MNPI is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause the Depositary to deliver unlegended Ordinary Shares to a transferee of any Purchaser in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which a Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the Resale Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the receipt of the notice of a Grace Period and for which a Purchaser has not yet settled.

(l)Neither the Company nor any Subsidiary or Affiliate thereof shall identify any Purchaser as an underwriter in any public disclosure or filing with the Commission or any applicable Trading Market without the prior written consent of such Purchaser, and any Purchaser being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement.

5.5Obligations of the Purchasers.

(a)At least five (5) Business Days prior to the first anticipated filing date of the Resale Registration Statement, the Company shall notify a Purchaser in writing of any information regarding the Purchaser reasonably required under applicable law that the Company needs in order to have all such Purchaser’s Registrable Securities included in such Resale Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding such Purchaser, the Registrable Securities held by such Purchaser and the intended method of disposition of the Registrable Securities held by such Purchaser as shall be reasonably required under applicable law to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)Each Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Resale Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of such Purchaser’s Registrable Securities from such Resale Registration Statement.

(c)Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.4(c) or the first sentence of Section 5.4(d), provided no such notices shall contain any MNPI, the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Resale Registration Statement covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.4(c) or the first sentence of Section 5.4(d) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause Depositary to deliver unlegended Ordinary Shares to a transferee of the Purchaser in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which the Purchaser has entered into a contract for sale prior to such Purchaser’s receipt of a notice from the Company of the happening of any event of the kind described in Section 5.4(c) or the first sentence of Section 5.4(d) and for which such Purchaser has not yet settled.

(d)Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Resale Registration Statement.

5.6Expenses of Registration. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Article V, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company. Notwithstanding the foregoing, in no event shall the Company be responsible for underwriting discounts, commissions, placement agent fees or other similar expenses payable with respect to Registrable Securities being sold or offered for sale by the Purchasers.

5.7Assignment of Registration Rights. The rights under this Article V and Section 4.8(c) shall be automatically assignable by a Purchaser to any transferee of all or any portion of such Purchaser’s Registrable Securities if: (i) such Purchaser agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement. Following any such transfer in accordance with this Section 5.7, the Company shall thereafter use commercially reasonable efforts to amend or supplement the selling shareholder table contained in the Resale Registration Statement to reflect such change in beneficial ownership of the affected Registrable Securities.

ARTICLE VI.

MISCELLANEOUS

6.1Termination. This Agreement may be terminated by each Purchaser, with respect to their purchase of Shares as set forth opposite such Purchaser’s name on Schedule 1 attached hereto, by written notice to the Company, if the Closing has not been consummated on or before ten (10) days after the date first indicated above.

6.2Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery and issuance of any Shares to the Purchasers. The Purchasers shall each pay all of the Depositary fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser) and any other fees charged by the Depositary to holders of ADSs, including periodic administrative servicing fees, shall be the sole responsibility of the Purchasers.

6.3Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and if provided via email attachment at the email address as set forth on the signature pages attached hereto a confirming hardcopy shall also be sent by internationally recognized overnight courier or express delivery service, and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day (without any rejection notice having been received), (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day (without any rejection notice having been received), (c) the second (2nd) Trading Day following the date of mailing, if sent by United States nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5Amendments; Waivers. Except as set forth in Section 2.3 (Closing Conditions) with respect to a waiver of conditions by the Company or the Purchasers, respectively, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding, or having the right to purchase at the Closing, a majority of the Shares purchased or to be purchased hereunder (the “Requisite Holders”). Notwithstanding the foregoing (a) this Agreement may not be modified, supplemented or amended and the observance of any term hereof may not be waived with respect to any Purchaser without the written consent of such Purchaser, unless such modification, supplement, amendment or waiver applies to all Purchasers in the same fashion and (b) the definition of “Share Purchase Price” in Section 1.1, Section 2.1 (Closing), Section 2.2 (Deliveries), the closing conditions set forth in Section 2.3(b) (Closing Conditions), Section 4.4 (Securities Laws Disclosure; Publicity), Section 4.8 (Indemnification of Purchasers), Article V (Registration Rights of Purchasers), Section 6.1 (Termination), Section 6.2 (Fees and Expenses) and this Section 6.5 (Amendments; Waivers) may not be modified, supplemented or amended and the observance of any term thereof and hereof may not be waived with respect to any Purchaser without the written consent of the Company and each Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 6.5 shall be binding upon each Purchaser and holder of Shares and the Company.

6.6Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Requisite Holders (other than by merger). Any of the Purchasers may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.”

6.8Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in Sections 4.8, 4.14 and 6.19 of this Agreement and this Section 6.8. The Placement Agents shall be the third-party beneficiaries of the representations and warranties of the Company and the Purchasers in Article III.

6.9Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6.10Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

6.11Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

6.12Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever a Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser, as applicable, may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

6.15Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate. Each party hereto agrees that it shall not have a remedy of punitive or consequential damages against the other and hereby waives any right or claim to punitive or consequential damages it may now have or may arise in the future.

6.16Payment Set Aside. To the extent that the Company makes a payment or payments to a Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been cancelled.

6.18Exculpation of the Placement Agents. Each party hereto agrees for the express benefit of the Placement Agents and their respective Affiliates and representatives that:

(a)The Placement Agents and their respective Affiliates and representatives (i) have no duties or obligations other than those specifically set forth herein or in their respective Engagement Letters; (ii) shall not be liable for any improper payment made in accordance with the information provided by the Company; (iii) make no representation or warranty, and have no responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions contemplated hereby, including any offering or marketing materials; and (iv) shall not be liable (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon them by this Agreement or any Transaction Document, or (B) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except in each case for such Person’s own gross negligence, willful misconduct or bad faith.

(b)The Placement Agents and their respective Affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as a Placement Agent hereunder pursuant to the indemnification provisions set forth in their respective Engagement Letters.

6.19Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.20Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

6.21WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.22Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and such Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of a Purchaser to purchase shares of Common Stock pursuant to the Transaction Documents has been made by the Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and a Purchaser and its agents or employees shall not have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute such Purchaser and the other Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Purchaser and the other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.23Waiver of Conflicts. Except as otherwise agreed by the Company with a Purchaser, each Purchaser acknowledges that Cooley LLP, outside general counsel to the Company, may have in the past performed and may now or in the future represent one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their Affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley LLP inform the Purchasers hereunder of this representation and obtain their consent. Cooley LLP has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. Except as otherwise agreed by the Company with a Purchaser, each Purchaser hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the Financing, Cooley LLP has represented solely the Company, and not any Purchaser or any shareholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley LLP’s representation of the Company in the Financing. The foregoing is not applicable to Citadel CEMF Investments Ltd.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

STRUCTURE THERAPEUTICS, INC.			Address for Notice:
611 Gateway Blvd., Suite 223
South San Francisco, CA 94080
Attention: Raymond Stevens, Ph.D. and Jun Yoon
By:	/s/ Jun Yoon		Attention: Chief Executive Officer and
	Name:	Jun Yoon	Chief Financial Officer
	Title:	Chief Financial Officer
E-Mail:
[***]

With a copy to (Which shall not constitute notice):
Cooley LLP
10265 Science Center Drive
San Diego, CA 92121
Attention: Patrick Loofbourrow and Charlie Kim
Email: [***]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVORO LIFE SCIENCES FUND LLC			Address for Notice:
Avoro Capital Advisors
110 Greene Street, Suite 800
New York, NY 10012

By:	/s/ Scott Epstein
	Name:	Scott Epstein	Contact: Scott Epstein
	Title:	Partner, Chief Financial Officer &
		Chief Compliance Officer	Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP., as attorney-in-fact for Federated Hermes Kaufmann Fund, a portfolio of Federated Hermes Equity Funds			Address for Notice: Federated Global Investment Management 101 Park Ave Suite 4100 New York, NY 10178 Attn: Christine Zorovich [***]

By:	/s/ Stephen Van Meter
	Name:	Stephen Van Meter
	Title:	Senior Vice President and Chief Compliance Officer

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP., as attorney-in-fact for Federated Hermes Kaufmann Small Cap Fund, a portfolio of Federated Home Equity Funds			Address for Notice: Federated Global Investment Management 101 Park Ave Suite 4100 New York, NY 10178 Attn: Christine Zorovich [***]

By:	/s/ Stephen Van Meter
	Name:	Stephen Van Meter
	Title:	Senior Vice President and Chief Compliance Officer

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP., as attorney-in-fact for Federated Hermes Kaufmann Fund II, a portfolio of Federated Hermes Insurance Series			Address for Notice: Federated Global Investment Management 101 Park Ave Suite 4100 New York, NY 10178 Attn: Christine Zorovich [***]

By:	/s/ Stephen Van Meter
	Name:	Stephen Van Meter
	Title:	Senior Vice President and Chief Compliance Officer

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NATIONWIDE SAVINGS PLAN			Address for Notice:
By: Janus Henderson Investors US LLC, its
investment advisor			151 Detroit Street
Denver, CO 80206

By:	/s/ Scott Stutzman		Contact:
	Name:	Scott Stutzman
	Title:	Authorized Signatory	Scott Stutzman & Angela Morton

Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PENN SERIES FUND, INC. SMALL CAP			Address for Notice:
GROWTH FUND
By: Janus Henderson Investors US LLC, its
investment advisor			151 Detroit Street
Denver, CO 80206

Contact:
By:	/s/ Scott Stutzman
	Name:	Scott Stutzman	Scott Stutzman & Angela Morton
	Title:	Authorized Signatory
Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Venture Fund			Address for Notice:
By: Janus Henderson Investors US LLC, its
investment advisor			151 Detroit Street
Denver, CO 80206

By:	/s/ Scott Stutzman		Contact:
	Name:	Scott Stutzman
	Title:	Authorized Signatory	Scott Stutzman & Angela Morton

Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Global Life Sciences Fund			Address for Notice:
By: Janus Henderson Investors US LLC, its
investment advisor			151 Detroit Street
Denver, CO 80206

By:	/s/ Daniel S. Lyons		Contact:
	Name:	Daniel S. Lyons	Dan Lyons & Angela Morton
	Title:	Authorized Signatory
Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Capital Funds plc - Janus Henderson US Venture Fund			Address for Notice:
By: Janus Henderson Investors US LLC, its			151 Detroit Street
investment advisor			Denver, CO 80206

Contact:
By:	/s/ Scott Stutzman
	Name:	Scott Stutzman	Scott Stutzman & Angela Morton
	Title:	Authorized Signatory
Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Capital Funds Plc - Janus Henderson Global Life Sciences Fund			Address for Notice:
By: Janus Henderson Investors US LLC, its			151 Detroit Street
investment advisor			Denver, CO 80206

Contact:
By:	/s/ Daniel S. Lyons		Dan Lyons & Angela Morton
	Name:	Daniel S. Lyons
	Title:	Authorized Signatory	Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Triton Fund			Address for Notice:
By: Janus Henderson Investors US LLC, its
investment advisor			151 Detroit Street
Denver, CO 80206

By:	/s/ Scott Stutzman		Contact:
	Name:	Scott Stutzman
	Title:	Authorized Signatory	Scott Stutzman & Angela Morton

Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Horizon Fund –			Address for Notice:
Biotechnology Fund
By: Janus Henderson Investors US LLC, its			151 Detroit Street
investment advisor			Denver, CO 80206

Contact:
By:	/s/ Daniel S. Lyons		Dan Lyons & Angela Morton
	Name:	Daniel S. Lyons
	Title:	Authorized Signatory	Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Janus Henderson Biotech Innovation Master Fund Limited			Address for Notice:
By: Janus Henderson Investors US LLC, its			151 Detroit Street
investment advisor			Denver, CO 80206

Contact:
By:	/s/ Daniel S. Lyons		Dan Lyons & Angela Morton
	Name:	Daniel S. Lyons
	Title:	Authorized Signatory	Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LIUNA STAFF & AFFILIATES PENSION FUND			Address for Notice:
By: Janus Henderson Investors US LLC, its
investment advisor			151 Detroit Street
Denver, CO 80206

By:	/s/ Scott Stutzman		Contact:
	Name:	Scott Stutzman
	Title:	Authorized Signatory	Scott Stutzman & Angela Morton

Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LIUNA NATIONAL (INDUSTRIAL)			Address for Notice:
PENSION FUND
By: Janus Henderson Investors US LLC, its			151 Detroit Street
investment advisor			Denver, CO 80206

Contact:
By:	/s/ Scott Stutzman
	Name:	Scott Stutzman	Scott Stutzman & Angela Morton
	Title:	Authorized Signatory
Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NATIONAL ELEVATOR INDUSTRY			Address for Notice:
HEALTH BENEFIT PLAN
By: Janus Henderson Investors US LLC, its			151 Detroit Street
investment advisor			Denver, CO 80206

Contact:
By:	/s/ Scott Stutzman
	Name:	Scott Stutzman	Scott Stutzman & Angela Morton
	Title:	Authorized Signatory
Email:

[***]

With a copy to (which shall not constitute notice):

Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attention: Daniel C. Knox
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RA CAPITAL HEALTHCARE FUND, L.P.			Address for Notice:
RA Capital Healthcare Fund GP, LLC			RA Capital Management, L.P.
Its General Partner			200 Berkeley Street
18th Floor
Boston, MA 02116
By:	/s/ Rajeev Shah		Attn: General Counsel
	Name:	Rajeev Shah
	Title:	Manager	Contact: General Counsel

Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BlackRock Health Sciences Opportunities			Address for Notice:
Portfolio, a Series of BlackRock Funds			BlackRock Health Sciences Opportunities
Portfolio, a Series of BlackRock Funds
c/o BlackRock Advisors, LLC
By:	/s/ Hongying Erin Xie		50 Hudson Yards
	Name:	Hongying Erin Xie	New York, NY 10001
	Title:	Managing Director
Attn: Erin Xie
Email: [***]

With a copy to (Which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, NY 10001
Attn: David Maryles and Daniel Goldmintz
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BlackRock Health Sciences Trust			Address for Notice:
BlackRock Health Sciences Trust
By: BlackRock Advisors, LLC, its Investment Adviser			c/o BlackRock Advisors, LLC
50 Hudson Yards
New York, NY 10001
By:	/s/ Hongying Erin Xie
	Name:	Hongying Erin Xie	Attn: Erin Xie
	Title:	Managing Director	Email: [***]

With a copy to (Which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, NY 10001
Attn: David Maryles and Daniel Goldmintz
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BlackRock Health Sciences Trust II			Address for Notice:
BlackRock Health Sciences Trust II
By: BlackRock Advisors, LLC, its Investment Adviser			c/o BlackRock Advisors, LLC
50 Hudson Yards
New York, NY 10001
By:	/s/ Hongying Erin Xie
	Name:	Hongying Erin Xie	Attn: Erin Xie
	Title:	Managing Director	Email: [***]

With a copy to (Which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, NY 10001
Attn: David Maryles and Daniel Goldmintz
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund	Mag & Co. c/o Brown Brothers Harriman & Co. Attn: Corporate Actions /Vault 140 Broadway New York, NY 10005
	/s/ Colm Hogan	[***]
	Name: Colm Hogan	Phone Number: [***]
	Title: Authorized Signatory	Fax Number: [***]

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Central Investment Portfolios LLC: Fidelity U.S. Equity Central Fund – Health Care Sub	Gerlach & Co C/o Citibank N.A/Custody IC&D Lock Box P.O Box 7247-7057 Philadelphia, P.A 19170-7057 Name of Security/CUSIP
/s/ Colm Hogan
	Name: Colm Hogan	Reference Account Number:
	Title: Authorized Signatory	[***]

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Select Portfolios: Health Care Portfolio	Mag & Co. c/o Brown Brothers Harriman & Co. Attn: Corporate Actions /Vault 140 Broadway
New York, NY 10005
	/s/ Colm Hogan	[***]
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Variable Insurance Products Fund IV: VIP Health Care Portfolio	State Street Bank & Trust Mutual Funds Lockbox Chicago IL 60675-5194 Attn: NOMINEE TBD FBO Variable Insurance Products Fund IV: VIP Health Care
Portfolio
	/s/ Colm Hogan	Email: [***]
	Name: Colm Hogan	Fax number: [***]
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Variable Insurance Products Fund: VIP Stock Selector All Cap Portfolio Health Care Subportfolio	State Street Bank & Trust Mutual Funds Lockbox Chicago IL 60675-5194 Attn: ISLANDMOORING + CO fbo Variable Insurance Products Fund: VIP Stock Selector All Cap Portfolio Health Care Subportfolio
Email: [***]
	/s/ Colm Hogan	Fax number: [***]
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund	State Street Bank & Trust Mutual Funds Lockbox Chicago IL 60675-5194 Attn: Bangle & Co fbo Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund
Email: [***]
	/s/ Colm Hogan	Fax number: [***]
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Select Portfolios: Biotechnology Portfolio	Mag & Co. c/o Brown Brothers Harriman & Co. Attn: Corporate Actions /Vault 140 Broadway
New York, NY 10005
	/s/ Colm Hogan	[***]
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Growth Company Commingled Pool By: Fidelity Management Trust Company, as Trustee	Mag & Co. c/o Brown Brothers Harriman & Co. Attn: Corporate Actions /Vault 140 Broadway
New York, NY 10005
	/s/ Colm Hogan	[***]
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund	BNY Mellon PO Box 392002 Pittsburgh, PA 15230 [***]
/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	BNY Mellon PO Box 392002 Pittsburgh, PA 15230 [***]

/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:	Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	Mag & Co. c/o Brown Brothers Harriman & Co. Attn: Corporate Actions /Vault 140 Broadway
New York, NY 10005
	/s/ Colm Hogan	[***]
Name: Colm Hogan
Title: Authorized Signatory

With a copy to (Which shall not constitute notice): [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LOGOS OPPORTUNITIES FUND IV LP	Address for Notice:
by its general partner	1 Letterman Drive, Bldg C Ste C3-350
Logos Opportunities IV GP LLC	San Francisco, CA 94129

By:	Contact: Graham Walmsley and Arsani William
/s/ Graham Walmsley
Name: Graham Walmsley
Title: Managing Member	Email: [***]

By:
/s/ Arsani William
Name: Arsani William
Title: Managing Member

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TCG CROSSOVER FUND I, L.P.
By: TCG Crossover GP I, LLC
It’s General Partner

By:	/s/ Chen Yu
Name: Chen Yu
Title: Managing Member

Address for notice:

TCG Crossover Management, LLC 705 High Street Palo Alto, CA 94301 Attn: Craig Skaling Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CASDIN PARTNERS MASTER FUND, L.P.		Address for Notice:
1350 Avenue of Americas, Suite 2600,
New York, New York 10019

By:	/s/ Steven Giordano
	Name: Steven Giordano	Contact: Steven Giordano
	Title: General Counsel Casdin Partners GP, LLC, itself General Partner of Casdin Partners Master Fund, L.P.	Email: [***]

With a copy to (Which shall not constitute notice):

Wilmer Cutler Pickering Hale and Dorr LLP
2600 El Camino Real
Suite 400
Palo Alto, California 94306
Attention: Eric Hanson
Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SMALLCAP WORLD FUND, INC.			Address for Notice:
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
By: Capital Research and Management Company, as			Attn: Casey Solomon (CAZS)
investment adviser for and on behalf of SMALLCAP
World Fund, Inc.			Contact: Casey Solomon

Email: [***]
By:	/s/ Erik Vayntrub	(cazs)

Name: Erik Vayntrub
Title: Authorized Signatory

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AMERICAN FUNDS INSURANCE SERIES –			Address for Notice:
GLOBAL SMALL CAPITALIZATION FUND			333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attn: Casey Solomon (CAZS)
By: Capital Research and Management Company, as
investment adviser for and on behalf of American			Contact: Casey Solomon
Funds Insurance Series – Global Small Capitalization
Fund			Email: [***]

By:	/s/ Erik Vayntrub	(cazs)

Name: Erik Vayntrub
Title: Authorized Signatory

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FRANKLIN STRATEGIC SERIES –		Address for Notice:
FRANKLIN BIOTECHNOLOGY		One Franklin Parkway
DISCOVERY FUND		San Mateo, CA 94403
BY: FRANKLIN ADVISERS, INC., AS
INVESTMENT MANAGER		Contact: Evan McCulloch; Chris Chen

Email: [***]

By:	/s/ Evan McCulloch
Name: Evan McCulloch
Title: SVP

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FRANKLIN TEMPLETON INVESTMENT		Address for Notice:
FUNDS – FRANKLIN BIOTECHNOLOGY		One Franklin Parkway
DISCOVERY FUND		San Mateo, CA 94403
BY: FRANKLIN ADVISERS, INC., AS
INVESTMENT MANAGER		Contact: Evan McCulloch; Chris Chen

Email: [***]
By:	/s/ Evan McCulloch
Name: Evan McCulloch
Title: SVP

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FRANKLIN STRATEGIC SERIES –		Address for Notice:
FRANKLIN SMALL CAP GROWTH FUND		One Franklin Parkway
BY: FRANKLIN ADVISERS, INC., AS		San Mateo, CA 94403
INVESTMENT MANAGER
Contact: Evan McCulloch; Chris Chen

Email: [***]
By:	/s/ Evan McCulloch
Name: Evan McCulloch
Title: SVP

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ADAGE CAPITAL PARTNERS, LP
By: Adage Capital Partners, GP, LLC, it’s General Partner
By: Adage Capital Advisors, LLC it’s Managing Member

By:	/s/ Dan Lehan
Name: Dan Lehan
Title: Chief Operating Officer

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP		Address for Notice:
By: Cormorant Global Healthcare GP, LLC		Cormorant Asset Management LP
By: Bihua Chen, Managing Member		200 Clarendon Street 52nd Floor
Boston, MA 02116

By:	/s/ Bihua Chen	Contact: Neb Obradovic
Name: Bihua Chen
	Title: Managing Member	Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DRIEHAUS LIFE SCIENCES MASTER FUND, LP		Address for Notice:
25 East Erie Street
Chicago, IL 60611
By:	/s/ Janet McWilliams	Attention: Janet McWilliams
Name: Janet McWilliams
	Title: General Counsel of Driehaus	Contact: Janet McWilliams
Capital Management LLC,
	its investment adviser	Email: [***]

DRIEHAUS LIFE SCIENCES (QP) FUND, L.P.		Address for Notice:
25 East Erie Street
Chicago, IL 60611
By:	/s/ Janet McWilliams	Attention: Janet McWilliams
Name: Janet McWilliams
	Title: General Counsel of Driehaus	Contact: Janet McWilliams
Capital Management LLC,
	its investment adviser	Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DRIEHAUS EVENT DRIVEN FUND		Address for Notice:
25 East Erie Street
Chicago, IL 60611
By:	/s/ Janet McWilliams	Attention: Janet McWilliams
Name: Janet McWilliams
	Title: General Counsel of Driehaus	Contact: Janet McWilliams
Capital Management LLC,
	its investment adviser	Email: [***]

DESTINATIONS MULTI STRATEGY		Address for Notice:
ALTERNATIVES FUND		25 East Erie Street
Chicago, IL 60611
Attention: Janet McWilliams
By:	/s/ Janet McWilliams
	Name: Janet McWilliams	Contact: Janet McWilliams
Title: General Counsel of Driehaus
	Capital Management LLC,	Email: [***]
its sub-adviser

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIOTECHNOLOGY VALUE FUND, L.P.		Address for Notice:
44 Montgomery Street, 40th Floor,
San Francisco, CA 94104

By:	/s/ Mark Lampert
	Name: Mark Lampert	Contact: Mark Lampert and James Kratky
Title: Chief Executive Officer BVF I GP LLC,
	itself General Partner of Biotechnology Value	Email: [***]
Fund, L.P.

With a copy to (Which shall not constitute notice):

Gibson Dunn & Crutcher LLP

555 Mission St # 3000,

San Francisco, CA 94105

Attention: Robert Phillips

Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIOTECHNOLOGY VALUE FUND II, L.P.		Address for Notice:
44 Montgomery Street, 40th Floor,
San Francisco, CA 94104

By:	/s/ Mark Lampert
	Name: Mark Lampert	Contact: Mark Lampert and James Kratky
Title: Chief Executive Officer BVF II GP LLC,
	itself General Partner of Biotechnology Value	Email: [***]
Fund II, L.P.

With a copy to (Which shall not constitute notice):

Gibson Dunn & Crutcher LLP

555 Mission St # 3000,

San Francisco, CA 94105

Attention: Robert Phillips

Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIOTECHNOLOGY VALUE TRADING FUND		Address for Notice:
OS LP		44 Montgomery Street, 40th Floor,
San Francisco, CA 94104

By:	/s/ Mark Lampert
	Name: Mark Lampert	Contact: Mark Lampert and James Kratky
	Title: President BVF Inc., General Partner of BVF	Email: [***]
Partners, L.P., itself sole member of BVF Partners OS
Ltd., itself GP of Biotechnology Value Trading Fund OS LP

With a copy to (Which shall not constitute notice):

Gibson Dunn & Crutcher LLP

555 Mission St # 3000,

San Francisco, CA 94105

Attention: Robert Phillips

Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MSI BVF SPV, LLC		Address for Notice:
44 Montgomery Street, 40th Floor,
San Francisco, CA 94104

By:	/s/ Mark Lampert
	Name: Mark Lampert	Contact: Mark Lampert and James Kratky
Title: President BVF Inc., General Partner of BVF
	Partners L.P., itself attorney-in-fact for MSI BVF	Email: [***]
SPV, LLC

With a copy to (Which shall not constitute notice):

Gibson Dunn & Crutcher LLP

555 Mission St # 3000,

San Francisco, CA 94105

Attention: Robert Phillips

Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DEEP TRACK BIOTECHNOLOGY MASTER FUND LTD.		Address for Notice:
200 Greenwich Avenue, 3rd Floor
Greenwich, CT 06830 USA
Attn: Nir Messafi
By:	/s/ Nir Messafi
	Name: Nir Messafi	Contact: Nir Messafi
Title: Authorized Person
Email: [***]

With a copy to (which shall not constitute notice):

Schulte Roth + Zabel LLP

919 Third Avenue

New York, NY 10022

USA

Attn: Michael Flynn

E-Mail: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: See Schedule of Purchasers		Address for Notice:
T. Rowe Price Associates Inc.
Each account, severally and not jointly.		100 East Pratt Street
Baltimore, MD 21202
By: T. Rowe Price Associates Inc., Investment Adviser or Subadviser, as applicable		Contact: Bonnie Maher

By:	/s/ Andrew Baek	Email: [***]
Name: Andrew Baek
Title: Vice President, Managing Legal Counsel

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SALTHILL PARTNERS, L.P.		Address for Notice:
By: Wellington Management Company LLP as investment adviser		c/o Wellington Management Company LLP
Attn: Private Investment Services
280 Congress Street
Boston, MA 02210
By:	/s/ Matthew Burrows
	Name: Matthew Burrows	Contact: Private Investment Services
	Title: Vice President and Counsel	[***]

SALTHILL INVESTORS (BERMUDA) L.P.		Address for Notice:
By: Wellington Management Company LLP as investment adviser		c/o Wellington Management Company LLP
Attn: Private Investment Services
280 Congress Street
Boston, MA 02210
By:	/s/ Matthew Burrows
	Name: Matthew Burrows	Contact: Private Investment Services
	Title: Vice President and Counsel	[***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVIDITY MASTER FUND LP		Address for Notice:
By: Avidity Capital Partners Fund (GP) LP, its general		c/o Avidity Partners Management LP
partner		2828 N. Harwood Street, Suite 1220
By: Avidity Capital Partners (GP) LLC, its general partner		Dallas, TX 75201

Contact: Michael Gregory; Andrew So
By:	/s/ Michael Gregory
	Name: Michael Gregory	Email: [***]
Title: Managing Member

With a copy to (Which shall not constitute notice):

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CITADEL CEMF INVESTMENTS LTD.		Address for Notice:
By: Citadel Advisors LLC, its portfolio manager		c/o Citadel Enterprise Americas LLC
Southeast Financial Center
200 S. Biscayne Blvd., Suite 3300
Miami, FL 33131
Attn: Grant Tse
By:	/s/ Michael Weiner
	Name: Michael Weiner	Contact: Grant Tse
Title: Authorized Signatory
Email: [***]

With a copy to (Which shall not constitute notice):

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: John M. Bibona

Email: [***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Deerfield Partners, L.P.		Address for Notice:
By: Deerfield Mgmt, L.P., its General Partner		c/o Deerfield Management Company, L.P.
By: J.E. Flynn Capital, LLC, its General Partner		345 Park A venue South
11th Floor
New York, NY 10010

By:	/s/ David Clark
	Name: David Clark	Email: [***]
	Title: Authorized Signatory	Phone:[***]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BEMAP Master Fund Ltd		Address for Notice:
c/o Monashee Investment Management LLC
75 Park Plaza, 4th Floor
Boston, MA 02116

By:	/s/ Jeff Muller
	Name: Jeff Muller	Contact:
Title: CCO/COO
Email: [***]

With a copy to (Which shall not constitute notice):

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Monashee Pure Alpha SPV I LP		Address for Notice:
c/o Monashee Investment Management LLC
75 Park Plaza, 4th Floor
Boston, MA 02116

By:	/s/ Jeff Muller
	Name: Jeff Muller	Contact:
Title: CCO/COO
Email: [***]

With a copy to (Which shall not constitute notice):

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BLACSTONE CSP-MST FMAP Fund		Address for Notice:
c/o Monashee Investment Management LLC
75 Park Plaza, 4th Floor
Boston, MA 02116

By:	/s/ Jeff Muller
	Name: Jeff Muller	Contact:
Title: CCO/COO
Email: [***]

With a copy to (Which shall not constitute notice):

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Mission Pure Alpha LP		Address for Notice:
c/o Monashee Investment Management LLC
75 Park Plaza, 4th Floor
Boston, MA 02116

By:	/s/ Jeff Muller
	Name: Jeff Muller	Contact:
Title: CCO/COO
Email: [***]

With a copy to (Which shall not constitute notice):

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DS Liquid Div RVA MON LLC		Address for Notice:
c/o Monashee Investment Management LLC
75 Park Plaza, 4th Floor
Boston, MA 02116

By:	/s/ Jeff Muller
	Name: Jeff Muller	Contact:
Title: CCO/COO
Email: [***]

With a copy to (Which shall not constitute notice):

SCHEDULE 1

SCHEDULE OF PURCHASERS

Purchaser	Total Number of Shares	Number of Ordinary Shares to be Purchased	Number of Non-Voting Ordinary Shares to be Purchased	Aggregate Purchase Price of Shares
Avoro Life Sciences Fund LLC	1,601,280	1,601,280	-	$19,999,987.20
Federated Hermes Kaufmann Fund, a portfolio of Federated Hermes Equity Funds	843,000	843,000	-	$10,529,070.00
Federated Hermes Kaufmann Small Cap Fund, a portfolio of Federated Hermes Equity Funds	736,800	736,800	-	$9,202,632.00
Federated Hermes Kaufmann Fund II, a portfolio of Federated Hermes Insurance Series	21,480	21,480	-	$268,285.20
Nationwide Savings Plan	12,141	12,141	-	$151,641.09
Penn Series Fund, Inc. Small Cap Growth Fund	6,225	6,225	-	$77,750.25
Janus Henderson Venture Fund	182,892	182,892	-	$2,284,321.08
Janus Henderson Global Life Sciences Fund	476,703	476,703	-	$5,954,020.47
Janus Henderson Capital Funds plc - Janus Henderson US Venture Fund	6,333	6,333	-	$79,099.17
Janus Henderson Capital Funds Plc - Janus Henderson Global Life Sciences Fund	369,042	369,042	-	$4,609,334.58
Janus Henderson Triton Fund	419,652	419,652	-	$5,241,453.48
Janus Henderson Horizon Fund – Biotechnology Fund	10,149	10,149	-	$126,761.01
Janus Henderson Biotech Innovation Master Fund Limited	104,874	104,874	-	$1,309,876.26

-Sch 1-

Purchaser	Total Number of Shares	Number of Ordinary Shares to be Purchased	Number of Non-Voting Ordinary Shares to be Purchased	Aggregate Purchase Price of Shares
Liuna Staff & Affiliates Pension Fund	4,566	4,566	-	$57,029.34
Liuna National (Industrial) Pension Fund	4,392	4,392	-	$54,856.08
National Elevator Industry Health Benefit Plan	4,311	4,311	-	$53,844.39
RA Capital Healthcare Fund, L.P.	1,200,960	1,200,960	-	$14,999,990.40
BlackRock Health Sciences Opportunities Portfolio, a Series of BlackRock Funds	482,379	482,379	-	$6,024,913.71
BlackRock Health Sciences Trust	34,983	34,983	-	$436,937.67
BlackRock Health Sciences Trust II	283,239	283,239	-	$3,537,655.11
Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund	270,000	270,000	-	$3,372,300.00
Fidelity Central Investment Portfolios LLC: Fidelity U.S. Equity Central Fund - Health Care Sub	132,408	132,408	-	$1,653,775.92
Fidelity Select Portfolios: Health Care Portfolio	400,161	400,161	-	$4,998,010.89
Variable Insurance Products Fund IV: VIP Health Care Portfolio	58,101	58,101	-	$725,681.49
Variable Insurance Products Fund: VIP Stock Selector All Cap Portfolio Health Care Subportfolio	33,186	33,186	-	$414,493.14
Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund	78,300	78,300	-	$977,967.00
Fidelity Select Portfolios: Biotechnology Portfolio	228,801	228,801	-	$2,857,724.49
Fidelity Growth Company Commingled Pool	352,962	352,962	-	$4,408,495.38

-Sch 2-

Purchaser	Total Number of Shares	Number of Ordinary Shares to be Purchased	Number of Non-Voting Ordinary Shares to be Purchased	Aggregate Purchase Price of Shares
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund	94,761	94,761	-	$1,183,564.89
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	277,689	277,689	-	$3,468,335.61
Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund	75,231	75,231	-	$939,635.19
Logos Opportunities Fund IV LP	360,174	360,174	-	$4,498,573.26
TCG Crossover Fund I, L.P.	1,160,775	1,160,775	-	$14,498,079.75
Casdin Partners Master Fund, L.P.	800,601	800,601	-	$9,999,506.49
SMALLCAP World Fund, Inc.	4,280,694	4,280,694	-	$53,465,868.06
American Funds Insurance Series – Global Small Capitalization Fund	122,787	122,787	-	$1,533,609.63
Franklin Strategic Series - Franklin Biotechnology Discovery Fund	103,899	103,899	-	$1,297,698.51
Franklin Templeton Investment Funds - Franklin Biotechnology Discovery Fund	223,500	223,500	-	$2,791,515.00
Franklin Strategic Series – Franklin Small Cap Growth Fund	153,000	153,000	-	$1,910,970.00
Adage Capital Partners, LP	800,601	800,601	-	$9,999,506.49
Cormorant Global Healthcare Master Fund, LP	360,174	360,174	-	$4,498,573.26
Driehaus Life Sciences Master Fund, L.P.	376,401	376,401	-	$4,701,248.49
Driehaus Life Sciences (QP) Fund, L.P.	123,900	123,900	-	$1,547,511.00

-Sch 3-

Purchaser	Total Number of Shares	Number of Ordinary Shares to be Purchased	Number of Non-Voting Ordinary Shares to be Purchased	Aggregate Purchase Price of Shares
Driehaus Event Driven Fund	124,200	124,200	-	$1,551,258.00
Destinations Multi Strategy Alternatives Fund	176,100	176,100	-	$2,199,489.00
Biotechnology Value Fund, L.P.	1,282,254	-	1,282,254	$16,015,352.46
Biotechnology Value Fund II, L.P.	975,228	-	975,228	$12,180,597.72
Biotechnology Value Trading Fund OS LP	106,857	-	106,857	$1,334,643.93
MSI BVF SPV, LLC	37,581	-	37,581	$469,386.69
Deep Track Biotechnology Master Fund, Ltd.	900,000	900,000	-	$11,241,000.00
T. Rowe Price Health Sciences Fund, Inc.	231,057	231,057	-	$2,885,901.93
TD Mutual Funds - TD Health Sciences Fund	20,079	20,079	-	$250,786.71
T. Rowe Price Health Sciences Portfolio	10,674	10,674	-	$133,318.26
Salthill Partners, L.P.	74,763	74,763	-	$933,789.87
Salthill Investors (Bermuda) L.P.	85,365	85,365	-	$1,066,208.85
Avidity Master Fund LP	800,601	800,601	-	$9,999,506.49
Citadel CEMF Investments LTD.	360,174	360,174	-	$4,498,573.26
Deerfield Partners, L.P.	800,601	800,601	-	$9,999,506.49

-Sch 4-

Purchaser	Total Number of Shares	Number of Ordinary Shares to be Purchased	Number of Non-Voting Ordinary Shares to be Purchased	Aggregate Purchase Price of Shares
BEMAP Master Fund Ltd	64,831	64,831	-	$809,739.19
Monashee Pure Alpha SPV I LP	68,433	68,433	-	$854,728.17
BLACSTONE CSP-MST FMAP Fund	75,637	75,637	-	$944,706.13
Mission Pure Alpha LP	21,610	21,610	-	$269,908.90
DS Liquid Div RVA MON LLC	129,663	129,663	-	$1,619,490.87
Total:	24,019,215	21,617,295	2,401,920	$299,999,995.35

-Sch 5-

EXHIBIT A

SUMMARY OF RIGHTS OF NON-VOTING ORDINARY SHARES

Voting Rights. Non-Voting Ordinary Shares (“Non-Voting Ordinary Shares”) (i) shall confer upon the shareholder no right to receive notice of, to attend, to speak at nor to vote at general meetings of Structure Therapeutics Inc. (the “Company”) except as may be required by law and (ii) for the avoidance of doubt, shall not entitle the holder thereof to vote on the election of directors at any time.

Distribution and Dividend Rights. The Non-Voting Ordinary Shares shall rank on parity with the Company’s Ordinary Shares (“Ordinary Shares”) as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. The Non-Voting Ordinary Shares shall be entitled on an equal basis to any dividends declared on the Ordinary Shares (on an as-converted to Ordinary Share basis) to the extent permitted by law when, as and if declared by the board of directors of the Company.

Conversion Rights. Each holder of Non-Voting Ordinary Shares shall have the right to convert each Non-Voting Ordinary Share held by such holder into one (1) Ordinary Share (subject to appropriate adjustment in the event of any dividend, split, reverse split, combination or other similar recapitalization with respect to the Ordinary Shares) at such holder’s election by providing written notice to the Company; provided, however, that such Non-Voting Ordinary Shares may only be converted into Ordinary Shares during such time or times as immediately prior to or as a result of such conversion would not result in the holder(s) thereof beneficially owning (for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”)), when aggregated with affiliates with whom such holder is required to aggregate beneficial ownership for purposes of Section 13(d) of the Exchange Act, in excess of the Beneficial Ownership Limitation (as defined below).

The “Beneficial Ownership Limitation” means initially 9.99% of the Ordinary Shares. Any holder of Non-Voting Ordinary Shares may increase the Beneficial Ownership Limitation with respect to such holder, not to exceed 19.99% of the Ordinary Shares, upon 61 days’ prior written notice to the Company and may decrease the Beneficial Ownership Limitation at any time upon providing written notice of such election to the Company; provided, however, that no holder may make such an election to change the percentage with respect to such holder unless all holders managed by the same investment advisor as such electing holder make the same election.

Conversion Process. Before any holder of Non-Voting Ordinary Shares shall be entitled to convert any Non-Voting Ordinary Shares into Ordinary Shares, such holder shall (A) surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Company or the registered office provider for the Non-Voting Ordinary Shares, and (B) provide written notice to the Company, during regular business hours at its principal corporate office, of such conversion election (in form satisfactory to the Company) and shall state therein the name or names (i) in which the certificate or certificates representing the Ordinary Shares into which the Non-Voting Ordinary Shares are so converted are to be issued (if such Ordinary Shares are certificated) or (ii) in which such Ordinary Shares are to be registered in book-entry form (if such Ordinary Shares are uncertificated).

If the Ordinary Shares into which the Non-Voting Ordinary Shares are to be converted are to be issued in a name or names other than the name of the holder of the Non-Voting Ordinary Shares being converted, such notice shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the holder.

Certificates. The Company shall, as soon as practicable thereafter, but in any event within two business days, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates representing the number of Ordinary Shares to which such holder shall be entitled upon such conversion (if such Ordinary Shares are certificated) or shall register such Ordinary Shares in book-entry form (if such Ordinary Shares are uncertificated). Such conversion shall be deemed to be effective immediately prior to the close of business on the date of such surrender of the Non-Voting Ordinary Shares to be converted following or contemporaneously with the provision of written notice of such conversion election as required by this section, the Ordinary Shares issuable upon such conversion shall be deemed to be outstanding as of such time, and the person or persons entitled to receive the Ordinary Shares issuable upon such conversion shall be deemed to be the record holder or holders of Ordinary Shares as of such time.

Notwithstanding anything herein to the contrary, Non-Voting Ordinary Shares represented by a lost, stolen or destroyed share certificate may be converted if the holder thereof notifies the Company or its registered office provider that such certificate has been lost, stolen or destroyed and makes an affidavit of that fact acceptable to the Company and executes an agreement acceptable to the Company to indemnify the Company from any loss incurred by it in connection with such certificate. The effectiveness of any conversion of any Non-Voting Ordinary Shares into Ordinary Shares is subject to the expiration or early termination of any applicable premerger notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

EXHIBIT B

PLAN OF DISTRIBUTION

The selling shareholders, which shall include donees, pledgees, transferees or other successors-in-interest selling ADS representing Ordinary Shares or interests in such securities received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their ADSs or interests therein on any stock exchange, market or trading facility on which the ADSs are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of ADSs or interests therein:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
●	block trades in which the broker-dealer will attempt to sell the Ordinary Shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
●	purchases by a broker-dealer as principal and resale by the broker-dealer for its own account;
●	an exchange distribution in accordance with the rules of the applicable exchange;
●	privately negotiated transactions;
●	short sales effected;
●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
●	through agreements between broker-dealers and the selling shareholders to sell a specified number of such ADSs at a stipulated price per share;
●	a combination of any such methods of sale; and
●	any other method permitted by applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the ADSs owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the ADSs, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the ADSs in other circumstances, in which case the pledgees, transferees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our ADSs or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the ADSs in the course of hedging the positions they assume. The selling shareholders may also sell ADSs short and deliver these securities to close out their short positions, or loan or pledge the ADSs to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to each such broker-dealer or other financial institution of ADSs offered by this prospectus, which ADSs such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the ADSs offered by them will be the purchase price of the ADSs less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of ADSs to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the ADSs in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the ADSs or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act (it being understood that the selling shareholders shall not be deemed to be underwriters solely as a result of their participation in this offering). Any discounts, commissions, concessions or profit they earn on any resale of the ADSs may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the ADSs to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the ADSs may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the ADSs may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of ADSs in the market and to the activities of the selling shareholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the ADSs against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the ADSs offered by this prospectus.

We have agreed with the selling shareholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the ADSs covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement and (2) the date on which all of the ADSs may be sold without restriction pursuant to Rule 144 of the Securities Act.